Exhibit 10.1

TERMINATION OF LIMITED RECOURSE GUARANTY AND AMENDMENT NO. 6

Dated as of November 8, 2018

to

AMENDED AND RESTATED LOAN AND SECURITY AGREEMENT

Dated as of December 12, 2016

THIS TERMINATION AND AMENDMENT NO. 6 (this “Termination and Amendment”), dated as of November 8, 2018, is entered into by and among TAXI MEDALLION LOAN TRUST III, a Delaware statutory trust (the “Borrower”), MEDALLION FUNDING LLC (successor by merger to Medallion Funding Corp.), a New York limited liability company (the “Transferor” or the “Guarantor”), MEDALLION FINANCIAL CORP., a Delaware corporation (“Parent”), MEDALLION CAPITAL, INC., a Minnesota corporation (“Medallion Capital”), FRESHSTART VENTURE CAPITAL CORP., a New York corporation (“Freshstart” and, together with the Borrower, the Transferor, Parent and Medallion Capital, the “MF/Borrower Related Parties”), and DZ BANK AG DEUTSCHE ZENTRAL-GENOSSENSCHAFTSBANK, FRANKFURT AM MAIN (successor by assignment to Autobahn Funding Company LLC), as a Lender (in such capacity, the “Lender”) and as agent under the Loan Agreement (as defined below) (in such capacity, the “Agent”).

PRELIMINARY STATEMENTS

A.    Reference is made to (i) that certain Amended and Restated Loan and Security Agreement, dated as of December 12, 2016, by and among the Borrower, Autobahn Funding Company LLC, a Delaware limited liability company, as a Lender (the “Original Lender”), and the Agent (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Loan Agreement”) and (ii) that certain Limited Recourse Guaranty, dated as of December 12, 2008, by the Guarantor in favor of the Original Lender and the Agent (the “Guaranty”). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement or the Guaranty, as applicable.

B.    The parties hereto have agreed to terminate the Guaranty and, as consideration therefor, that the Transferor shall issue to the Agent, for the benefit of the Lender and its assigns, a Promissory Note in the amount of $1,400,000.

C.    The parties hereto have agreed to amend the Loan Agreement on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises set forth above and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1.    Termination of Guaranty.

1.1    Pursuant to Section 5.07 of the Loan Agreement and with the effect of a termination pursuant to Section 12 of the Guaranty (and subject to any surviving rights or obligations set forth therein), each of the parties hereto hereby terminates, effective as of the date hereof, the Guaranty and agrees that the Guaranty shall henceforth be terminated; that the Guarantor, the Agent, the Original Lender and the Lender are each released and discharged from any further obligations to each other with respect to the Guaranty and that any of their respective rights against each other thereunder are cancelled.

1.2    As consideration for the termination of the Guaranty, the Transferor agrees to issue to the Lender and the Agent a Promissory Note in the amount of $1,400,000, substantially in the form attached hereto as Exhibit A (the “Note”).

SECTION 2.    Amendments. Effective as of the Effective Date (as defined below), the Loan Agreement is hereby amended as follows:

2.1    The definition of “Loan Documents” in Section 1.01 of the Loan Agreement is hereby amended by deleting the words “the Medallion Funding Guaranty” therein in their entirety and inserting in replacement thereof the words “the Medallion Funding Note”.

2.2    The definition of “Medallion Funding Guaranty” in Section 1.01 of the Loan Agreement is hereby deleted in its entirety.

2.3    The following definition is hereby inserted in Section 1.01 of the Loan Agreement in the appropriate alphabetical position:

“Medallion Funding Note” means the promissory note, dated November 8, 2018, executed by Medallion Funding in favor of the Lender and its successors and assigns, as amended, restated, supplemented or otherwise modified from time to time.

2.4    Section 5.02(c) of the Loan Agreement is hereby amended by deleting the phrase “(except as provided in the Medallion Funding Guaranty)” therein in its entirety.

SECTION 3.    Representations and Warranties.

3.1    The Borrower hereby represents and warrants to the Agent and the Lender as of the date hereof that:

(a)    The Borrower is a Delaware statutory trust duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation and has the power and all licenses and permits necessary to own its assets and to transact the business in which it is presently engaged, and is duly qualified and in good standing under the laws of each jurisdiction where the conduct of its business requires such qualification.

(b)    The Borrower has the power, authority and legal right to make, deliver and perform this Agreement and all of the transactions contemplated hereby, and has taken all necessary action to authorize the execution, delivery and performance of this Agreement. This Agreement constitutes the legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms except as the enforceability hereof may be limited by bankruptcy, insolvency, moratorium, reorganization and other similar laws of general application affecting creditors’ rights generally and by general principles of equity (whether such enforceability is considered in a proceeding in equity or at law). No consent of any other party and no consent, license, approval or authorization of, or registration or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by it of this Agreement, or the validity or enforceability of this Agreement, other than such as have been met or obtained.

(c)    The Borrower’s execution, delivery and performance of this Agreement will not (i) create any Adverse Claim on the Collateral other than as contemplated in the Loan Agreement; (ii)

violate any provision of any existing law or regulation or any order or decree of any court, regulatory body or administrative agency or the certificate of formation or by-laws of the Borrower or any mortgage, indenture, contract or other agreement to which the Borrower is a party or by which the Borrower or any of its property or assets may be bound or (iii) constitute a breach of the Loan Agreement, as amended hereby, or any of the other Loan Documents.

(d)    No litigation or administrative proceeding of or before any court, tribunal or governmental body is presently pending or, to the knowledge of the Borrower, threatened against the Borrower or any of its properties or with respect to this Agreement which, if adversely determined, could have a material effect on the business, assets or financial condition of the Borrower or which would draw into question the validity of this Agreement.

(e)    The information, reports, financial statements, exhibits and schedules furnished in writing by or on behalf of the Borrower to the Agent and the Lender in connection with the negotiation, preparation or delivery of this Agreement or included herein or therein or delivered pursuant hereto or thereto are true and correct in every material respect, or (in the case of projections) are based on reasonable estimates, on the date as of which such information is stated or certified.

(f)    The Borrower is not required to register as an “investment company,” as such term is defined in the Investment Company Act, in reliance either (i) on not meeting the definition of “investment company” under Section 3(a)(1) of the Investment Company Act or (ii) on an exemption from the definition of “investment company” other than Section 3(c)(1) or Section 3(c)(7) of the Investment Company Act. The performance of the transactions contemplated by this Agreement will not violate any provision of the Investment Company Act or any rule, regulation or order issued by the Securities and Exchange Commission thereunder.

3.2    The Transferor hereby represents and warrants to the Agent and the Lender as of the date hereof that:

(a)    The Transferor is a New York limited liability company duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation and has the power and all licenses and permits necessary to own its assets and to transact the business in which it is presently engaged, and is duly qualified and in good standing under the laws of each jurisdiction where the conduct of its business requires such qualification.

(b)    The Transferor has the power, authority and legal right to make, deliver and perform this Agreement and the Note and all of the transactions contemplated hereby and thereby, and has taken all necessary action to authorize the execution, delivery and performance of this Agreement and the Note. This Agreement and the Note constitute the legal, valid and binding obligations of the Transferor, enforceable against it in accordance with their terms except as the enforceability hereof and thereof may be limited by bankruptcy, insolvency, moratorium, reorganization and other similar laws of general application affecting creditors’ rights generally and by general principles of equity (whether such enforceability is considered in a proceeding in equity or at law). No consent of any other party and no consent, license, approval or authorization of, or registration or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by it of this Agreement or the Note, or the validity or enforceability of this Agreement or the Note, other than such as have been met or obtained.

(c)    The Transferor’s execution, delivery and performance of this Agreement and the Note will not (i) create any Adverse Claim on the Collateral other than as contemplated in the Loan Agreement; (ii) violate any provision of any existing law or regulation or any order or decree of any court, regulatory body or administrative agency or the certificate of formation or by-laws of the Transferor or any mortgage, indenture, contract or other agreement to which the Transferor is a party or by which the Transferor or any of its property or assets may be bound or (iii) constitute a breach of the Loan Agreement, as amended hereby, or any of the other Loan Documents.

(d)    No litigation or administrative proceeding of or before any court, tribunal or governmental body is presently pending or, to the knowledge of the Transferor, threatened against the Transferor or any of its properties or with respect to this Agreement or the Note which, if adversely determined, could have a material effect on the business, assets or financial condition of the Transferor or which would draw into question the validity of this Agreement or the Note.

(e)    The Transferor is solvent and will not become insolvent after giving effect to the transactions contemplated hereby; the Transferor is paying its debts as they become due; and the Transferor, after giving effect to the transactions contemplated hereby, will have adequate capital to conduct its business.

(f)    The Transferor has received fair consideration and reasonably equivalent value in exchange for the execution and delivery of the Note.

(g)    The information, reports, financial statements, exhibits and schedules furnished in writing by or on behalf of the Transferor to the Agent and the Lender in connection with the negotiation, preparation or delivery of this Agreement and the Note or included herein or therein or delivered pursuant hereto or thereto are true and correct in every material respect, or (in the case of projections) are based on reasonable estimates, on the date as of which such information is stated or certified.

(h)    The Transferor is not required to register as an “investment company,” as such term is defined in the Investment Company Act, in reliance either (i) on not meeting the definition of “investment company” under Section 3(a)(1) of the Investment Company Act or (ii) on an exemption from the definition of “investment company” other than Section 3(c)(1) or Section 3(c)(7) of the Investment Company Act. Neither the delivery of the Note nor the performance of the other transactions contemplated by this Agreement will violate any provision of the Investment Company Act or any rule, regulation or order issued by the Securities and Exchange Commission thereunder.

3.3    Parent hereby represents and warrants to the Agent and the Lender as of the date hereof that:

(a)    Parent is a Delaware corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation and has the power and all licenses and permits necessary to own its assets and to transact the business in which it is presently engaged, and is duly qualified and in good standing under the laws of each jurisdiction where the conduct of its business requires such qualification.

(b)    Parent has the power, authority and legal right to make, deliver and perform this Agreement and all of the transactions contemplated hereby, and has taken all necessary action to authorize the execution, delivery and performance of this Agreement. This Agreement constitutes the legal, valid and binding obligation of Parent, enforceable against it in accordance with its terms except as the enforceability hereof may be limited by bankruptcy, insolvency, moratorium, reorganization and other similar laws of general application affecting creditors’ rights generally and by general principles of equity (whether such enforceability is considered in a proceeding in equity or at law). No consent of any other party and no consent, license, approval or authorization of, or registration or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by it of this Agreement, or the validity or enforceability of this Agreement, other than such as have been met or obtained.

(c)    Parent’s execution, delivery and performance of this Agreement will not (i) create any Adverse Claim on the Collateral other than as contemplated in the Loan Agreement; (ii) violate any provision of any existing law or regulation or any order or decree of any court, regulatory body or administrative agency or the certificate of formation or by-laws of Parent or any mortgage, indenture, contract or other agreement to which Parent is a party or by which Parent or any of its property or assets may be bound or (iii) constitute a breach of the Loan Agreement, as amended hereby, or any of the other Loan Documents.

(d)    No litigation or administrative proceeding of or before any court, tribunal or governmental body is presently pending or, to the knowledge of Parent, threatened against Parent or any of its properties or with respect to this Agreement which, if adversely determined, could have a material effect on the business, assets or financial condition of Parent or which would draw into question the validity of this Agreement.

(e)    The information, reports, financial statements, exhibits and schedules furnished in writing by or on behalf of Parent to the Agent and the Lender in connection with the negotiation, preparation or delivery of this Agreement or included herein or delivered pursuant hereto are true and correct in every material respect, or (in the case of projections) are based on reasonable estimates, on the date as of which such information is stated or certified.

3.4    Medallion Capital hereby represents and warrants to the Agent and the Lender as of the date hereof that:

(a)    Medallion Capital is a Minnesota corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation and has the power and all licenses and permits necessary to own its assets and to transact the business in which it is presently engaged, and is duly qualified and in good standing under the laws of each jurisdiction where the conduct of its business requires such qualification.

(b)    Medallion Capital has the power, authority and legal right to make, deliver and perform this Agreement and all of the transactions contemplated hereby, and has taken all necessary action to authorize the execution, delivery and performance of this Agreement. This Agreement constitutes the legal, valid and binding obligation of Medallion Capital, enforceable against it in accordance with its terms except as the enforceability hereof may be limited by bankruptcy, insolvency, moratorium, reorganization and other similar laws of general application affecting creditors’ rights generally and by general principles of equity (whether such enforceability is considered in a proceeding in equity or at law). No consent of any other party and no consent, license, approval or authorization of, or registration or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by it of this Agreement, or the validity or enforceability of this Agreement, other than such as have been met or obtained.

(c)    Medallion Capital’s execution, delivery and performance of this Agreement will not (i) create any Adverse Claim on the Collateral other than as contemplated in the Loan Agreement; (ii) violate any provision of any existing law or regulation or any order or decree of any court, regulatory body or administrative agency or the certificate of formation or by-laws of Medallion Capital or any mortgage, indenture, contract or other agreement to which Medallion Capital is a party or by which Medallion Capital or any of its property or assets may be bound or (iii) constitute a breach of the Loan Agreement, as amended hereby, or any of the other Loan Documents.

(d)    No litigation or administrative proceeding of or before any court, tribunal or governmental body is presently pending or, to the knowledge of Medallion Capital, threatened against Medallion Capital or any of its properties or with respect to this Agreement which, if adversely determined, could have a material effect on the business, assets or financial condition of Medallion Capital or which would draw into question the validity of this Agreement.

(e)    The information, reports, financial statements, exhibits and schedules furnished in writing by or on behalf of Medallion Capital to the Agent and the Lender in connection with the negotiation, preparation or delivery of this Agreement or included herein or delivered pursuant hereto are true and correct in every material respect, or (in the case of projections) are based on reasonable estimates, on the date as of which such information is stated or certified.

3.5    Freshstart hereby represents and warrants to the Agent and the Lender as of the date hereof that:

(a)    Freshstart is a New York corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its formation and has the power and all licenses and permits necessary to own its assets and to transact the business in which it is presently engaged, and is duly qualified and in good standing under the laws of each jurisdiction where the conduct of its business requires such qualification.

(b)    Freshstart has the power, authority and legal right to make, deliver and perform this Agreement and all of the transactions contemplated hereby, and has taken all necessary action to authorize the execution, delivery and performance of this Agreement. This Agreement constitutes the legal, valid and binding obligation of Freshstart, enforceable against it in accordance with its terms except as the enforceability hereof may be limited by bankruptcy, insolvency, moratorium, reorganization and other similar laws of general application affecting creditors’ rights generally and by general principles of equity (whether such enforceability is considered in a proceeding in equity or at law). No consent of any other party and no consent, license, approval or authorization of, or registration or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by it of this Agreement, or the validity or enforceability of this Agreement, other than such as have been met or obtained.

(c)    Freshstart’s execution, delivery and performance of this Agreement will not (i) create any Adverse Claim on the Collateral other than as contemplated in the Loan Agreement; (ii) violate any provision of any existing law or regulation or any order or decree of any court, regulatory body or administrative agency or the certificate of formation or by-laws of Freshstart or any mortgage, indenture, contract or other agreement to which Freshstart is a party or by which Freshstart or any of its property or assets may be bound or (iii) constitute a breach of the Loan Agreement, as amended hereby, or any of the other Loan Documents.

(d)    No litigation or administrative proceeding of or before any court, tribunal or governmental body is presently pending or, to the knowledge of Freshstart, threatened against Freshstart or any of its properties or with respect to this Agreement which, if adversely determined, could have a material effect on the business, assets or financial condition of Freshstart or which would draw into question the validity of this Agreement.

(e)    The information, reports, financial statements, exhibits and schedules furnished in writing by or on behalf of Freshstart to the Agent and the Lender in connection with the negotiation, preparation or delivery of this Agreement or included herein or delivered pursuant hereto are true and correct in every material respect, or (in the case of projections) are based on reasonable estimates, on the date as of which such information is stated or certified.

SECTION 4.    Indemnity. The Transferor agrees to reimburse the Agent and the Lender as and when billed by the Agent or the Lender for all of such Person’s reasonable and documented out-of-pocket costs and expenses incurred in connection with the enforcement of, or the preservation of the rights of such Person under, this Agreement, the Note or any transaction contemplated hereby or thereby, including without limitation the reasonable and documented out-of-pocket fees and expenses of its counsel; provided that the Transferor shall not be obligated to reimburse the Agent or the Lender under this Section for any such costs or expenses that exceed, in the aggregate, $50,000.

SECTION 5.    Condition Precedent. This Termination and Amendment shall become effective as of November 8, 2018 (the “Effective Date”) upon the Agent’s receipt of

5.1    A copy of this Termination and Amendment duly executed by the Borrower, the Lender, the Agent, the Transferor, the Parent, Medallion Capital and Freshstart;

5.2    The original Note duly executed by the Transferor;

5.3    A legal opinion of Willkie Farr and Gallagher LLP, counsel to Medallion, in form and substance satisfactory to the Agent and the Lender, including as to (i) due authorization, execution, delivery and enforceability of this Agreement and the Note; (ii) absence of conflicts and (iii) the termination of the Guaranty, the issuance of the Note and other transactions pursuant to this Agreement not adversely affecting the conclusion in such firm’s non-consolidation opinion delivered in connection with the Loan Agreement, taking into account changes in legal authority since the date thereof and

5.4    A legal opinion or memorandum of Willkie Farr & Gallagher LLP, in form and substance satisfactory to the Agent and the Lender, as to the availability of an exemption with respect to each of the Borrower and Medallion from the Investment Company Act of 1940, other than pursuant to Section 3(c)(1) or 3(c)(7) thereof.

SECTION 6.    Release. Each of the MF/Borrower Related Parties hereby acknowledges and confirms, on its own behalf and on behalf of its officers and directors; its predecessors, successors, assigns, agents and other legal representatives and any Person claiming by or through any of them (collectively, the “Releasors”), that (i) it does not have any grounds, and hereby agrees not, to challenge (or to allege or pursue any matter, cause or claim arising under or with respect to), in any case based upon acts or omissions of the Lender, the Agent or any other Indemnified Party occurring prior to the date hereof or facts otherwise known to it as of the date hereof, the effectiveness, genuineness, validity, collectability or enforceability of the Loan Documents and (ii) it does not possess, and hereby unconditionally and forever waives, remises, releases, discharges and holds harmless the Lender, the Agent and any other Indemnified Party; each of their respective affiliates, stockholders, directors, officers, employees, attorneys, agents, representatives, heirs, executors, administrators, successors and assigns; each Person acting or purporting to act for them or on their behalf and the successors and assigns of any such Persons (collectively, the “Designated Parties”) from and against, and agrees not to allege or pursue, any action, cause of action, suit, debt, liability, loss, expense, claim, counterclaim, cross-claim, demand, defense, offset, opposition, demand or other right of action whatsoever, whether now known or unknown, past or present, asserted or unasserted, contingent or liquidated, whether in law, equity or otherwise, which any of the Releasors ever had, now have, may have or claim to have against any of the Designated Parties, by reason of any matter, cause or thing whatsoever, with respect to events or omissions occurring or arising on or prior to the date hereof and relating to the Loan Documents, any transaction relating thereto or any actions or omissions in connection therewith (collectively, the “Claims”). The foregoing release shall be construed in the broadest sense possible.

The MF/Borrower Related Parties warrant and represent that they are the sole and lawful owners of all right, title and interest in and to every Claim being released hereby and that they have not assigned, pledged, hypothecated or otherwise divested or encumbered all or any part of any Claim being released hereby. The MF/Borrower Related Parties hereby agree to indemnify, defend and hold harmless any and all of the Designated Parties from and against any Claims asserted against any Designated Party based on, or arising in connection with, any such prior assignment or transfer, whether actual or purported. The MF/Borrower Related Parties hereby absolutely, unconditionally and irrevocably agree never to commence, prosecute, cause to be commenced or prosecuted, voluntarily aid in any way or foment any suit, action or other proceeding (at law, in equity, in any regulatory proceeding or otherwise), or otherwise seek any recovery, against any of the Designated Parties based on any of the Claims being released hereby. The MF/Borrower Related Parties hereby specifically warrant, represent, acknowledge and agree that (a) none of the provisions of this general release shall be construed as, or constitute, an admission of any liability on the part of any Designated Party and (b) the provisions of this general release shall constitute an absolute bar to any Claim of any kind, whether any such Claim is based on contract, tort, warranty, mistake or any other theory, whether legal, statutory or equitable.

SECTION 7.    Reference to and Effect on the Loan Agreement.

7.1    Upon the effectiveness of this Termination and Amendment, each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” “hereby” or words of like import shall mean, and shall be a reference to, the Loan Agreement as amended hereby, and each reference to the Loan Agreement in any other document, instrument or agreement executed and/or delivered in connection with the Loan Agreement shall mean, and shall be a reference to, the Loan Agreement as amended hereby.

7.2    Except as specifically provided herein, the Loan Agreement, the other Loan Documents and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

7.3    The execution, delivery and effectiveness of this Termination and Amendment shall not operate as a waiver of any right, power or remedy of the Agent or the Lender under the Loan Agreement, the other Loan Documents or any other document, instrument or agreement executed in connection therewith, nor shall it constitute a waiver of any provision contained therein.

SECTION 8.    Governing Law. THIS TERMINATION AND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK BUT OTHERWISE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES).

SECTION 9.    Execution in Counterparts. This Termination and Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which, when so executed and delivered, shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Termination and Amendment by facsimile or electronic mail shall be effective as delivery of a manually executed counterpart of this Termination and Amendment.

SECTION 10.    Headings. Section headings in this Termination and Amendment are included herein for convenience of reference only and shall not constitute a part of this Termination and Amendment for any other purpose.

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IN WITNESS WHEREOF, the parties hereto have caused this Termination and Amendment to be executed by their respective signatories thereunto duly authorized as of the date first written above.

TAXI MEDALLION LOAN TRUST III, as Borrower

By	/s/ Andrew M. Murstein
Name: Andrew M. Murstein
Title: President

[Signature Page to Termination of Limited Recourse Guaranty and Amendment No. 6 to Amended and Restated Loan and Security Agreement]

MEDALLION FINANCIAL CORP.

By	/s/ Andrew M. Murstein
Name: Andrew M. Murstein
Title: President

MEDALLION CAPITAL, INC.

By	/s/ Dean Pickerell
Name: Dean Pickerell
Title: EVP

FRESHSTART VENTURE CAPITAL CORP.

By	/s/ Alvin Murstein
Name: Alvin Murstein
Title: Chairman & Chief Executive Officer

[Signature Page to Termination of Limited Recourse Guaranty and Amendment No. 6 to Amended and Restated Loan and Security Agreement]

DZ BANK AG DEUTSCHE ZENTRAL-GENOSSENSCHAFTSBANK, FRANKFURT AM MAIN, as Agent and as the Lender

By	/s/ Jayan Krishnan
Name: Jayan Krishnan
Title: Head of Asset Securitization Group

By	/s/ Franziska Hummel
Name: Franziska Hummel
Title: Senior Vice President

[Signature Page to Termination of Limited Recourse Guaranty and Amendment No. 6 to Amended and Restated Loan and Security Agreement]

The undersigned hereby (i) acknowledges and agrees to the foregoing Termination and Amendment, (ii) reaffirms all of its obligations under the Loan Documents to which it is a party and (iii) acknowledges and agrees that such other Loan Documents remain in full force and effect.

MEDALLION FUNDING LLC

By	/s/ Alvin Murstein
Name: Alvin Murstein
Title: Chairman & Chief Executive Officer

[Signature Page to Termination of Limited Recourse Guaranty and Amendment No. 6 to Amended and Restated Loan and Security Agreement]

EXHIBIT A

Promissory Note

PROMISSORY NOTE

$1,400,000	New York, New York

November 8, 2018

FOR VALUE RECEIVED, the undersigned, MEDALLION FUNDING LLC, a New York limited liability company (“Medallion”), hereby promises to pay to DZ BANK AG DEUTSCHE ZENTRAL-GENOSSENSCHAFTSBANK, FRANKFURT AM MAIN (“DZ”) (successor by assignment to Autobahn Funding Company LLC (“Autobahn”)), as a Lender (in such capacity, the “Lender”) and as agent under the Loan Agreement (as defined below) (in such capacity, the “Agent”), and/or the registered assigns of the Lender and/or the Agent, in lawful money of the United States of America in immediately available funds, in accordance with the instructions of the Agent and the Lender, the principal sum of ONE MILLION FOUR HUNDRED THOUSAND DOLLARS ($1,400,000), in regular, equal quarterly payments, such principal payments, for the avoidance of doubt, to be in the amounts set forth on Schedule 1 attached hereto and to be due on the last business day of each calendar quarter, beginning on March 29, 2019, with the outstanding balance of the principal sum of this Note to be due on the earlier of (i) the date on which, as a result of an Event of Default and acceleration, all of the Secured Obligations become immediately due and payable and (ii) December 29, 2023.

Medallion also promises to make regular quarterly payments of all accrued unpaid interest on the unpaid principal amount of this Note, at a rate of 4% per annum, in like money from January 1, 2019 until this Note is fully paid, such interest payments to be due on the last business day of each calendar quarter, beginning on March 29, 2019, and, for the avoidance of doubt, to be in the amounts set forth on Schedule 1 attached hereto.

Reference is hereby made to that certain Amended and Restated Loan and Security Agreement, dated as of December 12, 2016, by and among Taxi Medallion Loan Trust III, as the Borrower (in such capacity, the “Borrower”), Autobahn, as a Lender, and the Agent (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Loan Agreement”). Capitalized terms used herein but not defined herein shall have the meanings ascribed thereto in the Loan Agreement.

This Note is the Note referred to in that certain Termination of Limited Recourse Guaranty and Amendment No. 6 to Amended and Restated Loan and Security Agreement, dated as of November 8, 2018 (the “Termination Agreement”), by and among the Borrower, Medallion, as the Transferor, Medallion Financial Corp., Medallion Capital, Inc., Freshstart Venture Capital Corp., the Lender and the Agent and is entitled to the benefits thereof and of the other Loan Documents.

Payments hereunder are to be made in lawful money of the United States of America in same day or immediately available funds to the relevant account identified in, or pursuant to, the Loan Agreement for payment of principal and interest thereunder or to such other account as may be specified by the Lender by written notice to Medallion. Medallion hereby waives presentment, demand, protest or notice of any kind in connection with this Note.

The Agent and the Lender shall be indemnified for the costs of enforcement or collection hereof, or the preservation of the rights of the Agent or the Lender hereunder, as provided in the Termination Agreement.

Whenever in this Note reference is made to the Lender or Medallion, such reference shall be deemed to include, as applicable, a reference to its successors and assigns. The provisions of this Note shall be binding upon and shall inure to the benefit of such successors and assigns. Medallion’s successors and assigns shall include, without limitation, a receiver, trustee or debtor in possession of or for Medallion.

Medallion agrees that, upon surrender of this Note together with a written instrument of transfer reasonably satisfactory to Medallion, duly executed by the Lender or an authorized representative thereof, Medallion will issue a new Note in the form hereof and in the principal sum so assigned to the assignee thereof and shall issue to the Lender a new Note in the form hereof representing any portion of the principal sum hereof not so assigned. No service charge shall be payable for such transfer.

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK BUT OTHERWISE WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES).

MEDALLION FUNDING LLC

By:
Name:
Title: